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                                                              EXHIBIT 10.11


                               FIRST AMENDMENT
                       TO SHORT-TERM CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO SHORT-TERM CREDIT AGREEMENT dated as of November 1, 1996 but executed on November 26, 1996 ("this Amendment") is entered into by BOOKS-A-MILLION, INC., a Delaware corporation ("BAM"), AMERICAN WHOLESALE BOOK COMPANY, INC., an Alabama corporation ("AWBC"; BAM and AWBC are sometimes together referred to as the "Borrowers") and AMSOUTH BANK OF ALABAMA, an Alabama banking corporation (the "Lender").

                                  RECITALS

         A. The Borrowers and the Lender have heretofore entered into a Short-Term Credit Agreement dated as of October 27, 1995 (the "Agreement") whereby the Lender made available to the Borrowers a revolving credit facility in an aggregate principal amount outstanding not to exceed $10,000,000 (the "Revolving Facility"), the proceeds of which were to be used by the Borrowers for general corporate purposes.

         B. The Borrowers have applied to the Lender for an extension of the Termination Date of the Revolving Facility until June 30, 1997 and for an increase in the amount of the Maximum Credit Amount to $20,000,000, the proceeds of which will continue to be used by the Borrowers for general corporate purposes.

         C. The Borrower and the Lender wish to amend the Agreement as requested by the Borrowers and as further set forth in this Amendment.

                                  AGREEMENT

         NOW, THEREFORE, in consideration of the recitals and the mutual obligations and covenants contained herein, the Borrowers and the Lender hereby agree as follows:

         1. Capitalized terms used in this Amendment and not otherwise defined herein have the respective meanings attributed thereto in the Agreement.

         2.      The defined term "Maximum Credit Agreement" set forth in
Article I of the Agreement is hereby deleted and replaced in its entirety, by the following:

                 "Maximum Credit Amount shall mean $20,000,000."

         3. The defined term "Revolving Facility" set forth in Article I of the Agreement is hereby amended to read, in its entirety, as follows:

                 "Revolving Facility shall mean the credit facility made available to the Borrowers by the Lender under the terms of Article 2 in an aggregate amount of up to $20,000,000 as reduced by the Borrowers pursuant to Section 2.6 hereof."
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         4.      The defined term "Termination Date" set forth in Article I of the Agreement is hereby amended to read, in its entirety, as follows:

                 "Termination Date" means June 30, 1997, as the same may be extended from time to time in accordance with Section 2.7 hereof."

         5. The reference to the figure "$10,000,000" as it refers to the defined term "Note" in Section 2.1(a) of the Agreement is hereby amended to refer instead to the figure "$20,000,000."

         6. Notwithstanding the execution of this Amendment, all of the indebtedness evidenced by the Note shall remain in full force and effect, as modified hereby, and all of the collateral described in the Agreement and the Loan Documents shall remain subject to the liens, security interests and assignments of the Agreement and the Loan Documents as security for the indebtedness evidenced by the Note and all other indebtedness described therein; and nothing contained in this Amendment shall be construed to constitute a novation of the indebtedness evidenced by the Note; and nothing contained in this Amendment should be construed to release, satisfy, discharge, terminate or otherwise affect or impair in any manner whatsoever (a) the validity or enforceability of the indebtedness evidenced by the Note; (b) the liens, security interests, assignments and conveyances effected by the Agreement or the Loan Documents, or the priority thereof; (c) the liability of any maker, endorser, surety, guarantor or other person that may now or hereafter be liable under or on account of the Note or the Agreement or the Loan Documents; or (d) any other security or instrument now or hereafter held by the Lender as security for or as evidence of any of the above-described indebtedness.

         7. All references in the Loan Documents to "Credit Agreement" shall refer to the Agreement as amended by this Amendment, and as the Agreement may be further amended from time to time.

         8. The Borrowers hereby certify that the organization documents of the Borrowers have not been amended since October 27, 1995.

         9. The Borrowers hereby represent and warrant to the Lender that all representations and warranties contained in the Agreement are true and correct as of the date hereof (except representations and warranties that are expressly limited to an earlier date); and the Borrowers hereby certify that no Event of Default nor any event that, upon notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing.

         10. Except as hereby amended, the Agreement shall remain in full force and effect as written. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which when taken together shall constitute one and the same instrument. The covenants and agreements contained in this Amendment shall apply to and inure



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to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

         11. Nothing contained herein shall be construed as a waiver, acknowledgment or consent to any breach of or Event of Default under the Agreement and the Loan Documents not specifically mentioned herein.

         12. This Amendment shall be governed by the laws of the State of Alabama.





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         IN WITNESS WHEREOF, each of the Borrowers and the Lender has caused this Amendment to be executed and delivered by its duly authorized corporate officer as of the day and year first above written.


                                        BOOKS-A-MILLION, INC.


                                        By: /S/ SANDRA B. COCHRAN
                                           -------------------------------------

                                           Its EVP & CFO
                                              ----------------------------------




                                        AMERICAN WHOLESALE BOOK COMPANY, INC.


                                        By: /S/ SANDRA B. COCHRAN
                                           -------------------------------------

                                           Its VP & CFO
                                              ----------------------------------


                                        Hand Delivery Address:

                                        402 Industrial Lane
                                        Birmingham, Alabama 35211
                                        FAX:  (205) 945-1772
                                        Attention:  Chief Financial Officer

                                        Mailing Address:

                                        Post Office Box 19768
                                        Birmingham, Alabama 35219
                                        FAX:  (205) 945-1772
                                        Attention:  Chief Financial Officer





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                                        AMSOUTH BANK OF ALABAMA


                                        By: /S/ DAVID A. SIMMONS
                                           -------------------------------------
                                           Its Senior Vice President


                                        Hand Delivery Address:

                                        7th Floor, AmSouth-Sonat Tower 1900
                                        Fifth Avenue North
                                        Birmingham, Alabama 35203
                                        FAX:  (205) 801-0157
                                        Attention:  Regional Banking Department

                                        Mailing Address:

                                        Post Office Box 11007
                                        Birmingham, Alabama 35288
                                        FAX:  (205) 801-0157
                                        Attention:  Regional Banking Department